UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2013

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.
1-9516	ICAHN ENTERPRISES L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398766

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398767

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 22, 2013, Icahn Enterprises L.P. (“Icahn Enterprises”) and Icahn Capital LP (‘‘Icahn Capital’’), a wholly owned indirect subsidiary of Icahn Enterprises, entered into an amendment (the “Amendment”) to the Amended and Restated Co-Manager Agreement made as of August 1, 2012 by and between Icahn Enterprises L.P., Icahn Capital LP and each of David Schechter and Brett Icahn (the “Co-Manager Agreement”). As previously disclosed, under the Co-Manager Agreement each of Brett Icahn, the son of Carl Icahn, and David Schechter serves as a co-portfolio manager (together, the “Co-Managers”) of the New Sargon Portfolio, a designated portfolio of assets within the various private investment funds comprising Icahn Enterprises’ Investment segment, subject to the supervision and control of Icahn Capital and Carl Icahn. Icahn Capital owns the general partners of Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP.

The Amendment modifies certain provisions of the Co-Manager Agreement solely as they relate to the 5,541,066 shares of common stock, $0.001 par value per share, of Netflix, Inc., a Delaware corporation, held within the New Sargon Portfolio, as of September 30, 2013 (the “Designated Shares”). Pursuant to the Amendment, the Designated Shares may be sold by Icahn Enterprises and Icahn Capital without the consent of the Co-Managers only under limited circumstances. Following the sale of any of the Designated Shares without the consent of the Co-Managers, Icahn Enterprises and Icahn Capital must make available to the New Sargon Portfolio an amount in cash or cash equivalents equal to the proceeds received from such sale. Further, pursuant to the Amendment, the shares sold without consent of the Co-Managers will be deemed to remain in the Sargon Portfolio on a notional basis for the purposes of calculating the market value of the Sargon Portfolio in connection with the determination of gain.

The full text of the form of Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amendment does not purport to describe all of its terms, and is qualified in its entirety by reference to the full text of the Amendment.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Amendment to Amended and Restated Co- Manager Agreement, dated as of October 22, 2013, among Icahn Enterprises L.P., Icahn Capital LP and each of David Schechter and Brett Icahn.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

By:	Icahn Enterprises G.P. Inc. its general partner

	By:	/s/ Daniel Ninivaggi
Daniel Ninivaggi President, Chief Executive Officer and Director

Date:  October 22, 2013